UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

GUERRILLA RF, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-56238	85-3837067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2000 Pisgah Church Road Greensboro, NC	27455
(Address of principal executive offices)	(Zip Code)

(336) 510-7840
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 28, 2023, Guerrilla RF, Inc. (the “Company”) completed its private placement (the “Offering”), the terms of which were previously disclosed in the Current Report on Form 8-K filed by the Company on January 3, 2023.

On March 1, 2023, the Company issued a press release announcing the completion of the Offering.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The Offering resulted in aggregate gross proceeds of approximately $9.2 million before the deduction of estimated Offering expenses of approximately $1.1 million.

Laidlaw & Company (UK), Ltd. served as the exclusive placement agent and GP Nurmenkari, Inc. served as a selected dealer for the Offering (collectively, the “Placement Agents”).  In addition to aggregate cash fees of approximately $920,000, representing 10% of the aggregate gross proceeds of the Offering, the Placement Agents will also receive warrants (the “Placement Agent Warrants”) to purchase an aggregate of 1,064,871 shares of common stock.  The Placement Agent Warrants are exercisable for a period of five years and have an exercise price of $1.30 per share.

The securities sold in the Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), but were offered and sold pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to Item 1.01, which is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On March 1, 2023, the Company issued a press release announcing the completion of the Offering.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated March 1, 2023, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUERRILLA RF, INC.

Date: March 01, 2023	By:	/s/ Ryan Pratt
Ryan Pratt
Chief Executive Officer